Exhibit 10.2

Loan No. RIE539S01

STATUSED REVOLVING CREDIT SUPPLEMENT

THIS SUPPLEMENT to the Master Loan Agreement dated February 24, 2004 (the “MLA”), is entered into as of February 24, 2004 (“Effective Date”),between CoBANK, ACB (“CoBank”) and DAKOTA GROWERS PASTA COMPANY, INC., Carrington, North Dakota (the “Company”), and amends and restates the Supplement dated February 11, 2003 and numbered E539S01B.

SECTION 1.                            The Revolving Credit Facility.  On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed, at any one time outstanding, the lesser of $25,000,000.00 (the “Commitment”), or the “Borrowing Base” (as calculated pursuant to the Borrowing Base Report attached hereto as Exhibit A).  Within the limits of the Commitment, the Company may borrow, repay and reborrow.

SECTION 2.                            Purpose.  The purpose of the Commitment is to finance the inventory and receivables referred to in the Borrowing Base Report.

SECTION 3.                            Term.  The term of the Commitment shall be from the Effective Date hereof, up to and including February 21, 2005, or such later date as CoBank may, in its sole discretion, authorize in writing.

SECTION 4.                            Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)                   Weekly Quoted Variable Rate.  At a rate per annum equal at all times to the rate of interest established by CoBank on the first Business Day of each week.  The rate established by CoBank shall be effective until the first Business Day of the next week.  Each change in the rate shall be applicable to all balances subject to this option and information about the then current rate shall be made available upon telephonic request.

(B)                   Quoted Rate.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance.  Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance, provided that:  (1) the minimum fixed period shall be 30 days; (2) amounts may be fixed in increments of $500,000.00 or multiples thereof; and (3) the maximum number of fixes in place at any one time shall be 10.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options.  Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof.  Notwithstanding the foregoing, rates may not be fixed for periods expiring after the maturity date of the loans.  All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 Noon Company’s local time.  Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month or on such other day in such month as CoBank shall require in a written notice to the Company.

SECTION 5.                            Promissory Note.  The Company promises to repay the unpaid principal balance of the loans on the last day of the term of the Commitment.  In addition to the above, the Company promises to pay interest on the unpaid principal balance of the loans at the times and in accordance with the provisions set forth in Section 4 hereof.  This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

SECTION 6.                            Borrowing Base Reports, Etc.  The Company agrees to furnish a Borrowing Base Report to CoBank at such times or intervals as CoBank may from time to time request.  Until receipt of such a request, the Company agrees to furnish a Borrowing Base Report to CoBank within 50 days after each month end calculating the Borrowing Base as of the last day of the month for which the Report is being furnished.  However, if no balance is outstanding hereunder on the last day of such month, then no Report need be furnished.  Regardless of the frequency of the reporting, if at any time the amount outstanding under the Commitment exceeds the Borrowing Base, the Company shall immediately notify CoBank and repay so much of the loans as is necessary to reduce the amount outstanding under the Commitment to the limits of the Borrowing Base.

SECTION 7.                            Letters of Credit.  If agreeable to CoBank in its sole discretion in each instance, in addition to loans, the Company may utilize the Commitment to open irrevocable letters of credit for its account.  Each letter of credit will be issued within a reasonable period of time after receipt of a duly completed and executed copy of CoBank’s then current form of application or, if applicable, in accordance with the terms of any CoTrade Agreement between the parties, and shall reduce the amount available under the Commitment by the maximum amount capable of being drawn thereunder.  Any draw under any letter of credit issued hereunder shall be deemed an advance under the Commitment.  Each letter of credit must be in form and content acceptable to CoBank and must expire no later than the maturity date of the loans.  Notwithstanding the foregoing or any other provision hereof, the maximum amount capable of being drawn under each letter of credit must be statused against the Borrowing Base in the same manner as if it were a loan, and in the event that (after repaying all loans) the maximum amount capable of being drawn under the letters of credit exceeds the Borrowing Base, then the Company shall immediately notify CoBank and pay to CoBank (to be held as cash collateral) an amount equal to such excess.

SECTION 9.                            Servicing Fee.  The Company agrees to pay to CoBank a servicing fee on the average daily balance for each calendar quarter at the rate of 1/10 of 1% per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following such calendar quarter.

SECTION 8.                            Amendment Fee.  In consideration of the amendment, the Company agrees to pay to CoBank on the execution hereof a fee in the amount of $6,000.00.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB	DAKOTA GROWERS PASTA COMPANY, INC.

By:

/s/ Teresa L. Fountain

By:

/s/ Thomas Friezen

Title:

Assistant Corporate Secretary

Title:

CFO

Loan No. RIE539T01

CONSOLIDATING SUPPLEMENT

(Variable and Quoted Fixed Rate Term Loan)

THIS SUPPLEMENT to the Master Loan Agreement dated February 24, 2004 (the “MLA”), is entered into as of February 24, 2004 between CoBANK, ACB (“CoBank”) and DAKOTA GROWERS PASTA COMPANY, INC., Carrington, North Dakota (the “Company”), and amends and restates the Supplement dated February 11, 2003 and numbered E539T01A.

SECTION 1.                            The Term Loan Commitment.  As of the date hereof, CoBank’s obligations to extend credit to the Company has expired and the unpaid principal balance of the loans is $2,650,000.00.

SECTION 2.                            Purpose.  The purpose of the loans was and remains to finance the construction of the pasta plant.

SECTION 3.                            Term.  Intentionally Omitted.

SECTION 4.                            Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)                   Weekly Quoted Variable Rate.  At a rate per annum equal at all times to the rate of interest established by CoBank on the first Business Day of each week.  The rate established by CoBank shall be effective until the first Business Day of the next week.  Each change in the rate shall be applicable to all balances subject to this option and information about the then current rate shall be made available upon telephonic request.

(B)                   Quoted Rate.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance.  Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance, provided that:  (1) the minimum fixed period shall be 180 days; (2) amounts may be fixed in increments of $100,000.00 or multiples thereof; and (3) the maximum number of fixes in place at any one time shall be 5.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options.  Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option provided for above unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof.  Notwithstanding the foregoing, rates may not be fixed in such a manner as to cause the Company to have to break any fixed rate balance in order to pay any installment of principal.  All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 Noon Company’s local time.  Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month or on such other day in such month as CoBank shall require in a written notice to the Company.

SECTION 5.                            Promissory Note.  The Company promises to repay the loans as follows:  (1) in three equal, consecutive quarterly installments of $685,000.00, with the first such installment due on March 31, 2004, and the last such installment due on September 30, 2004; and (2) followed by a final installment in an amount equal to the remaining unpaid principal balance of the loans on December 31, 2004.  If any installment due date is not a day on which CoBank is open for business, then such installment shall be due and payable on the next day on which CoBank is open for business.  In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof.  This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

SECTION 6.                            Prepayment.  Subject to the broken funding surcharge provision of the MLA, the Company may on one Business Day’s prior written notice prepay all or any portion of the loan(s).  Unless otherwise agreed by CoBank, all prepayments will be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 7.                            Patronage Designation.  Notwithstanding Section 21 of the MLA, loans hereunder shall be on a patronage basis, regardless of any participation interest sold.

SECTION 8.                            Agency Fee.  The Company agrees to pay to CoBank an agency fee on the average daily balance for each calendar quarter at the rate of 1/10 of 1% per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following such calendar quarter.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		DAKOTA GROWERS PASTA COMPANY, INC.

By:	/s/ Teresa L. Fountain	By:	/s/ Thomas Friezen

Title:	Assistant Corporate Secretary	Title:	CFO

Loan No. RIE539T02

CONSOLIDATING SUPPLEMENT

(Variable and Quoted Fixed Rate Term Loan)

THIS SUPPLEMENT to the Master Loan Agreement dated February 24, 2004 (the “MLA”), is entered into as of February 24, 2004 between CoBANK, ACB (“CoBank”) and DAKOTA GROWERS PASTA COMPANY, INC., Carrington, North Dakota (the “Company”), and amends and restates the Supplement dated February 11, 2003 and numbered E539T02A.

SECTION 1.                            The Term Loan Commitment.  As of the date hereof, CoBank’s obligations to extend credit to the Company has expired and the unpaid principal balance of the loans is $2,375,000.00.

SECTION 2.                            Purpose.  The purpose of the loans was and remains to finance the mill and pasta line expansion (the Project).

SECTION 3.                            Term.  Intentionally Omitted.

SECTION 4.                            Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)                   Weekly Quoted Variable Rate.  At a rate per annum equal at all times to the rate of interest established by CoBank on the first Business Day of each week.  The rate established by CoBank shall be effective until the first Business Day of the next week.  Each change in the rate shall be applicable to all balances subject to this option and information about the then current rate shall be made available upon telephonic request.

(B)                   Quoted Rate.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance.  Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance, provided that:  (1) the minimum fixed period shall be 180 days; (2) amounts may be fixed in increments of $100,000.00 or multiples thereof; and (3) the maximum number of fixes in place at any one time shall be 5.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options.  Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option provided for above unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof.  Notwithstanding the foregoing, rates may not be fixed in such a manner as to cause the Company to have to break any fixed rate balance in order to pay any installment of principal.  All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 Noon Company’s local time.  Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month or on such other day in such month as CoBank shall require in a written notice to the Company.

SECTION 5.                            Promissory Note.  The Company promises to repay the loans as follows:  (1) in three equal, consecutive quarterly installments of $625,000.00, with the first such installment due on March 31, 2004, and the last such installment due on September 30, 2004; and (2) followed by a final installment in an amount equal to the remaining unpaid principal balance of the loans on December 31, 2004.  If any installment due date is not a day on which CoBank is open for business, then such installment shall be due and payable on the next day on which CoBank is open for business.  In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof.  This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

SECTION 6.                            Prepayment.  Subject to the broken funding surcharge provision of the MLA, the Company may on one Business Day’s prior written notice prepay all or any portion of the loan(s).  Unless otherwise agreed by CoBank, all prepayments will be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 7.                            Patronage Designation.  Notwithstanding Section 21 of the MLA, loans hereunder shall be on a patronage basis, regardless of any participation interest sold.

SECTION 8.                            Agency Fee.  The Company agrees to pay to CoBank an agency fee on the average daily balance for each calendar quarter at the rate of 1/10 of 1% per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following such calendar quarter.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB	DAKOTA GROWERS PASTA COMPANY, INC.

By:

/s/ Teresa L. Fountain

By:

/s/ Thomas Friezen

Title:

Assistant Corporate Secretary

Title:

CFO

Loan No. RIE539T03

SINGLE ADVANCE TERM LOAN SUPPLEMENT

THIS SUPPLEMENT to the Master Loan Agreement dated February 24, 2004 (the “MLA”), is entered into as of February 24, 2004 between CoBANK, ACB (“CoBank”) and DAKOTA GROWERS PASTA COMPANY, INC., Carrington, North Dakota (the “Company”), and amends and restates the Supplement dated June 20, 2001 and numbered E539T03.

SECTION 1.                            The Term Loan Commitment.  As of the date hereof, CoBank’s obligations to extend credit to the Company has expired and the unpaid principal balance of the loans is $6,000,000.00.

SECTION 2.                            Purpose.  The purpose of the loans was and remains to finance the acquisition of Primo Piatto, Inc.

SECTION 3.                            Interest.  The unpaid principal balance of the loan shall bear interest at 5.71% per annum.  Interest shall be calculated on the actual number of days the loan is outstanding on the basis of a year consisting of 360 days, and shall be payable monthly in arrears by the 20th day of the following month.

SECTION 4.                            Promissory Note.  The Company promises to repay the loan in five equal, consecutive annual installments of $1,200,000.00, with the first such installment due on September 30, 2004, and the last such installment due on September 30, 2008.  If any installment due date is not a day on which CoBank is open for business, then such installment shall be due and payable on the next day on which CoBank is open for business.  In addition to the above, the Company promises to pay interest on the unpaid principal balance of the loan at the rate and at the times set forth above.  This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

SECTION 5.                            Prepayment.  Subject to the broken funding surcharge provision of the MLA, the Company may on one Business Day’s prior written notice prepay all or any portion of the loan(s).  Unless otherwise agreed by CoBank, all prepayments will be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 6.                            Agency Fee.  The Company agrees to pay to CoBank an agency fee on the average daily balance for each calendar quarter at the rate of 1/10 of 1% per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following such calendar quarter.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB	DAKOTA GROWERS PASTA COMPANY, INC.

By:

/s/ Teresa L. Fountain

By:

/s/ Thomas Friezen

Title:

Assistant Corporate Secretary

Title:

CFO

Loan No. RIE539T04

SINGLE ADVANCE TERM LOAN SUPPLEMENT

THIS SUPPLEMENT to the Master Loan Agreement dated February 24, 2004 (the “MLA”), is entered into as of February 24, 2004 between CoBANK, ACB (“CoBank”) and DAKOTA GROWERS PASTA COMPANY, INC., Carrington, North Dakota (the “Company”), and amends and restates the Supplement dated June 20, 2001 and numbered E539T04.

SECTION 1.                            The Term Loan Commitment.  On the terms and conditions set forth in the MLA, CoBank agrees to make a loan to the Company in an amount not to exceed $6,000,000.00 (the “Commitment”).  The available Commitment shall be decreased by $1,200,000.00 on the 31st day of each December.  The Commitment shall expire upon any advance being made hereunder (regardless of amount) or at 12:00 Noon (Company’s local time) on December 31, 2008, whichever occurs earlier, or on such later date as CoBank may, in its sole discretion, authorize in writing.

SECTION 2.                            Purpose.  The purpose of the Commitment is to finance the Bank of North Dakota draws on the letter of credit in its favor in accordance with the terms and conditions thereof.

SECTION 3.                            Availability.  The loan will be made available as provided in Section 2 of the MLA.

SECTION 4.                            Interest.  The unpaid principal balance of each loan shall bear interest at a rate per annum equal at all times to 2% (200 basis points) above the rate of interest established by CoBank from time to time as its CoBank Base Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate.  The CoBank Base Rate will change on the date established by CoBank as the effective date of any change therein and CoBank agrees to notify the Company promptly after any such change.  Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable on demand.

SECTION 5.                            Promissory Note.  The Company promises to repay the loan on demand.  In addition to the above, the Company promises to pay interest on the unpaid principal balance of the loan on demand at the rate set forth above.  This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

SECTION 6.                            Nonpatronage Designation.  Notwithstanding Section 21 of the MLA, the loan shall be on a nonpatronage basis.  Hence, no patronage shall be paid with respect to such loan.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB	DAKOTA GROWERS PASTA COMPANY, INC.

By:

/s/ Teresa L. Fountain

By:

/s/ Thomas Friezen

Title:

Assistant Corporate Secretary

Title:

CFO